UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Cook & Bynum Funds Trust
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COOK & BYNUM FUNDS TRUST
2830 Cahaba Road
Birmingham, AL 35223

September 14, 2020

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

To the Shareholders of The Cook & Bynum Fund

It is with great sorrow that we share news of the passing of our dear friend and partner, J. Dowe Bynum, on July 17, 2020. We are grateful to God for the time we had with Dowe and for all the ways he enriched our lives. Please join us in lifting up Emily, Ann Margaret, Eliza, Jack, and all of the Bynum family in your prayers.

“For I am persuaded, that neither death, nor life, nor angels, nor principalities, nor powers, nor things present, nor things to come, nor height, nor depth, nor any other creature, shall be able to separate us from the love of God, which is in Christ Jesus our Lord.” – Romans 8:38-39

Under the Investment Company Act of 1940, as amended (the “1940 Act”), Dowe's passing resulted in the automatic termination of his interest in Cook & Bynum Capital Management, LLC (“CBCM” or the “Adviser”), the adviser to The Cook & Bynum Fund (the “Fund”), a series of Cook & Bynum Funds Trust, a Delaware statutory trust (the “Trust”). This relinquishment of his interest in CBCM is deemed a change in control of the Adviser, which automatically terminated the investment advisory agreement then in place between the Adviser and the Trust on behalf of the Fund (the “Original Investment Advisory Agreement”). As a result, at a telephonic meeting held on July 28, 2020, the Board of Trustees of the Trust (the “Board”) approved an interim investment advisory agreement pursuant to Rule 15a-4 under the 1940 Act, which is substantially the same as the Fund's previous agreement (the “Interim Investment Advisory Agreement”). The Interim Investment Advisory Agreement is in effect until the earlier of (i) December 14, 2020 (which is 150 days from Mr. Bynum’s passing), or (ii) the date on which the shareholders approve a new investment advisory agreement (the “New Investment Advisory Agreement”) between the Adviser and the Trust on behalf of the Fund.

In a telephonic meeting held on August 19, 2020 and in accordance with the coronavirus pandemic (“COVID-19”) related SEC relief with respect to in-person voting requirements, the Board approved the New Investment Advisory Agreement, which is identical to the Original Investment Advisory Agreement and the Interim Investment Advisory Agreement, except for date of execution, effectiveness and term. The effective date of the New Investment Advisory Agreement will be the date on which the shareholders approve the New Investment Advisory Agreement.

The Fund will hold a special shareholder meeting (the “Meeting”) on November 5, 2020 at 10:00 a.m., Central Standard Time. At the Meeting, shareholders will be asked to: (a) approve the New Investment Advisory Agreement and (b) approve the election of one new Trustee to the Board. Detailed information about each proposal is contained in the enclosed Proxy Statement. Please take the time to carefully read the enclosed Proxy Statement and cast your vote by following the instructions on the enclosed proxy ballot. Your vote is very important to us regardless of the number of shares you own, so please cast your vote by no later than the time of the Meeting on November 5, 2020.

The Meeting will be held at the principal office of the Trust at 2830 Cahaba Road, Birmingham, AL 35223. Due to the emerging public health impact of the COVID-19, shareholders have the option to attend the Meeting either in-person or virtually via conference call. However, we are sensitive to the public health and travel concerns that our shareholders may have and the recommendations that public health officials have issued for the evolving COVID-19 situation. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of a virtual conference call. Any updates to the Meeting location and format can be found at: https://vote.proxyonline.com/cookandbynum/docs/2020.pdf. We encourage you to check this weblink prior to the Meeting if you plan to attend. Requests to attend the Meeting via conference call must be received no later than 3:00 PM Central Time on November 4, 2020.

 The Board has fixed the close of business on August 27, 2020 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting.

This proxy is solicited by the Board to be voted at the Meeting or any adjournment thereto. The cost of the proxy solicitations will be paid by the Adviser. Additional solicitation may be made by mail, personal interview, or telephone by AST Fund Solutions (“AST”), a proxy solicitation firm, at the expense of the Adviser. The Proxy Statement and form of proxy card are first being mailed to shareholders on or around September 14, 2020.

After careful consideration, the Board unanimously recommends that you vote in favor of these proposals.

By Order of the Board of Trustees,

David A. Hobbs
Vice President
Cook & Bynum Funds Trust

Summary Voting Instructions

Voting is quick and easy. Everything you will require is enclosed. To cast your vote, simply complete, sign, and return the Proxy Card in the enclosed postage-paid envelope.

In addition to voting by mail, you may vote by either telephone or via the internet, as follows:

TO VOTE BY TELEPHONE:	TO VOTE VIA THE INTERNET
(1) Read the Proxy Statement and have your Proxy at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.
(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.
(3) Enter the control number set forth on the Proxy Card and follow the instructions.	(3) Enter the control number set forth on the Proxy Card and follow the instructions.

Please note that you may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each account by utilizing one of the methods described on the Proxy Cards or by signing and dating each Proxy Card and enclosing it in the postage-paid envelope provided for each Proxy Card.

If you have any questions after considering the enclosed materials, please feel free to contact the Fund at 1-877-839-2629.

All valid proxies obtained will be voted in favor of each proposal unless specified to the contrary. Each shareholder has the power to revoke his or her proxy at any time prior to the voting thereof by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date, or (3) by attending the Meeting and voting in person. The execution and delivery of a proxy will not affect your right to vote in person if you attend the Meeting. At the beginning of the Meeting, all shareholders in attendance will be given an opportunity to revoke their proxies and to vote personally on each matter described herein.

The Annual Report for the year ended September 30, 2019 and the most recent Semi-Annual report of the Fund for the period ended March 31, 2020 have been mailed previously to shareholders. Any shareholder who desires additional copies may obtain them from the Fund’s website at www.cookandbynum.com/cobyx under “Reports & Filings” or upon request at the office of the Trust, 2830 Cahaba Road, Birmingham, AL 35223; phone number: 1-877-839-2629. You may also call for information on how to obtain directions to attend the Meeting and vote in person.

COOK & BYNUM FUNDS TRUST

2830 Cahaba Road
Birmingham, AL 35223

PROXY STATEMENT

FOR THE MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 5, 2020

This proxy statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Cook & Bynum Funds Trust (the “Trust”), on behalf of its series, The Cook & Bynum Fund (the “Fund”), to be voted at the Special Meeting of Shareholders (the “Meeting”) to be held at 10:00 a.m., Central Standard Time, on November 5, 2020, at the principal offices of the Trust located at 2830 Cahaba Road, Birmingham, AL 35223. The purposes of this Meeting are set forth below and are as described in greater detail in this Proxy Statement. Due to the emerging public health impact of the coronavirus pandemic (COVID-19), shareholders have the option to attend the Meeting either in-person or virtually via conference call. However, we are sensitive to the public health and travel concerns that our shareholders may have and the recommendations that public health officials have issued given the evolving COVID-19 situation. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of a virtual conference call. Any updates to the Meeting location and format can be found at: https://vote.proxyonline.com/cookandbynum/docs/2020.pdf. We encourage you to check this weblink prior to the Meeting if you plan to attend. Requests to attend the Meeting via conference call must be received no later than 3:00 p.m. Central Standard Time on November 4, 2020.

You are entitled to vote at the Meeting and at any adjournment(s) if you owned shares of the Fund at the close of business on August 27, 2020 (the “Record Date”). The date of the first mailing of the Proxy Card and this Proxy Statement to shareholders will be on or about September 14, 2020.

The Board is soliciting proxies from shareholders of the Fund with respect to the following proposals:

1.To approve a new investment advisory agreement (the “New Agreement”) between Cook & Bynum Capital Management, LLC (“CBCM”, or the “Adviser”) and the Trust on behalf of the Fund;
2.To approve the election of one (1) new Trustee to the Board; and

3.To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of each proposal. To revoke a proxy, the shareholder giving such proxy must either: (1) file with the Fund a written notice of revocation, (2) timely vote a proxy bearing a later date, or (3) attend the Meeting and vote in person.

1

Important Notice Regarding the Availability of Proxy Materials for the Meeting: A copy of the Fund’s most recent Annual and Semi-Annual Reports are available on the Internet at http://www.cookandbynum.com/fund-information/reports-filings/; or upon written request at the office of the Trust, 2830 Cahaba Road, Birmingham, AL 35223; or by telephone at 1-877-839-COBY (2629). The Fund will furnish, without charge, a copy of the Annual Report for the fiscal year ended September 30, 2019, and the Semi-Annual Report for the six months ended March 31, 2020, to any Fund shareholder upon request. You may also call for information on how to obtain directions to attend the Meeting and vote in person.

The Trust is a Delaware statutory trust organized on March 18, 2009 and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end, non-diversified investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”).

PROPOSAL 1

Approval of Investment Advisory Agreement

Background

CBCM has served as the investment adviser to the Fund since its inception. On July 17, 2020, Mr. J. Dowe Bynum, a Trustee of the Trust and a principal of CBCM, passed away. Upon his passing, Mr. Bynum's interest in CBCM automatically terminated and was relinquished to CBCM pursuant to the terms of CBCM’s operating agreement. As a result, the voting interest of each of CBCM’s remaining unitholders increased proportionally.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), Mr. Bynum's passing and the resulting automatic termination and relinquishment of his interest in the Adviser to the Adviser resulted in a change in control of the Adviser, which automatically terminated the investment advisory agreement then in place between CBCM and the Trust on behalf of the Fund.

At a special telephonic meeting of the Board held on July 28, 2020, the Board, including a majority of Trustees who are not “interested persons” (the “Independent Trustees”) as that term is defined under the 1940 Act, voted unanimously to approve an Interim Investment Advisory Agreement (“Interim Agreement”) between the Trust, on behalf of the Fund, and CBCM, which allows CBCM to continue managing the Fund upon the change of control. Pursuant to Rule 15a-4 under the 1940 Act, the Interim Agreement allows the Fund 150 days to obtain shareholder approval of a new investment advisory agreement. The terms of the Interim Agreement are substantially identical to the terms of the investment advisory agreement that terminated on July 17, 2020 upon Mr. Bynum’s death (the “Prior Agreement”) except for the term and termination provisions, and with respect to certain provisions required by Rule 15a-4 under the 1940 Act.

At the telephonic Board meeting held on August 19, 2020, in accordance with COVID-19 related SEC relief with respect to in-person voting requirements, the Board, including a majority of the Independent Trustees, approved a proposed the New Agreement between CBCM and the Trust on behalf of the Fund, thereby allowing CBCM to continue to serve as investment adviser for the Fund. The Board also voted unanimously to recommend that shareholders approve the New Agreement. The terms of the New Agreement are substantially identical to the terms of the Prior Agreement and well as the Interim Agreement between CBCM and the Trust, on behalf of the Fund.

Accordingly, the Fund needs shareholder approval of the New Agreement to allow CBCM to continue to act as the investment adviser. It is proposed that the New Agreement would take effect immediately upon approval, if approved by shareholders at the Meeting on November 5, 2020.

If the Fund's shareholders do not approve CBCM as the investment adviser for the Fund, then the Board will have to consider other alternatives for the Fund upon the expiration of the Interim Agreement.

Legal Requirements in Approving the Interim and New Agreements

To avoid disruption of the Fund's investment management and after considering the potential benefits to shareholders of retaining CBCM as the Fund’s investment adviser, as discussed more fully below, the Board approved the Interim Agreement and the New Agreement. As explained above, the Prior Agreement terminated automatically upon the change of control of CBCM on July 17, 2020. The Interim Agreement was effective as of July 17, 2020, and will expire after 150 days. The New Agreement is set to take effect on upon its approval at the November 5, 2020 Meeting, assuming shareholder approval is obtained.

In approving the Interim Agreement, the Board determined that it was prudent to act pursuant to the requirements of Rule 15a-4 under the 1940 Act. Under Rule 15a-4, an adviser can serve pursuant to an interim advisory agreement for up to 150 days while a Fund seeks shareholder approval of a new investment advisory agreement. Rule 15a-4 imposes the following conditions, all of which are met in the case of the Interim Agreement:

1. the compensation to be received under the interim agreement is no greater than the compensation that the adviser would have received under the previous agreement; and
2. the fund’s board of trustees, including a majority of the independent trustees, has approved the interim contract within 10 business days after the termination, at a meeting in which directors may participate by any means of communication that allows all trustees participating to hear each other simultaneously during the meeting.

The Interim Agreement will terminate upon the sooner to occur of (1) December 14, 2020, or (2) the approval by the Fund's shareholders of the proposed New Agreement.

The form of the New Agreement is attached hereto as Exhibit A. The terms of the New Agreement are substantially identical to the terms of the Prior Agreement. The Prior Agreement was approved by the Fund’s initial shareholder on May 27, 2009. The material terms of the New Agreement and the Prior Agreement are compared below in the “Summary of the New Agreement and Prior Agreement” section.

The New Agreement will take effect on or about November 5, 2020, assuming that the New Agreement receives shareholder approval. If shareholders do not approve the New Agreement with respect to the Fund, then CBCM will not be permitted to serve as the Fund's investment adviser after the expiration of the Interim Agreement, and the Board will have to consider other alternatives for the Fund.

Compensation Paid to CBCM

Under the Prior Agreement, the Fund paid to the Adviser, in arrears monthly, an annualized fee equal to 1.49% of the average net asset value of the Fund. This fee is computed based upon the average daily net asset value of the Fund.

In addition, in connection with the Prior Agreement, pursuant to an expense limitation agreement (the “Expense Limitation Agreement”), CBCM contractually agreed to an operating expense limitation that limited the Fund’s total annual operating expenses (including, but not limited to, organizational expenses and investment management fees, but excluding interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (as described in the Expense Limitation Agreement)), to 1.49% of average daily net assets.

The fee structure under the New Agreement with CBCM will be identical to the fee structure under the Prior Agreement.

For the last three fiscal years, the Fund paid the following amounts to CBCM for its investment advisory services:

Fiscal Year End	Investment Advisory Fees Accrued	Fund Expenses Waived or Reimbursed by Adviser	Net Fees Paid to Adviser
2019	$1,886,251	$513,705	$1,372,546
2018	$2,236,893	$493,065	$1,743,828
2017	$2,073,246	$434,823	$1,638,423

Information about CBCM

Cook & Bynum Capital Management, LLC (2830 Cahaba Road, Birmingham, AL 35223) serves as investment adviser to the Fund. The Adviser is a Delaware limited liability company and is registered with the SEC as an investment adviser. As of June 30, 2020, the Adviser, which is independent and wholly partner-owned, had approximately $225 million in assets under management.

As of the date hereof, Richard P. Cook and David A. Hobbs are principals of the Adviser. Mr. Cook and Mr. Hobbs also serve as officers of the Trust. Mr. Cook is the portfolio manager for the Fund. Mr. Hobbs serves as Vice President, Treasurer, and Principal Financial Officer of the Trust.

The following table sets forth the name, position, and principal occupation of each current member and principal officer of CBCM, each of whom is located at CBCM’s principal office location.

Name	Position/Principal Occupation
Richard P. Cook	Portfolio Manager, Member
David A. Hobbs	President, Member
Amanda S. Pridgen	Chief Compliance Officer

Summary of the New Agreement and the Prior Agreement

A copy of the proposed New Agreement is attached hereto as Exhibit A. The following description is only a summary. You should refer to Exhibit A for the New Agreement, as the description set forth in this Proxy Statement of the New Agreement is qualified in its entirety by reference to Exhibit A. The investment advisory services to be provided by CBCM under the New Agreement and the fee structure are identical to the services currently provided by CBCM and the fee structure under the Prior Agreement.

Advisory Services. Both the New Agreement and the Prior Agreement state that, subject to the supervision and direction of the Board, CBCM will provide for the overall management of the Fund including to: (i) furnish an investment program for the Fund continuously, make investment decisions on behalf of the Fund, and place all orders for the purchase and sale of its portfolio securities, and (ii) furnish office space and equipment, provide bookkeeping and clerical services (excluding determination of net asset value, shareholder accounting services and fund accounting services) and pay all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Adviser.

Brokerage. Both the New Agreement and the Prior Agreement provide that CBCM shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that CBCM shall not direct orders to an affiliated person of CBCM without general prior authorization from the Board to use such affiliated broker-dealer. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser’s evaluation of the broker’s effectiveness and efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer, and research services provided. The Adviser will not take into account the sale of Fund shares or the receipt of products or services, other than brokerage or research services, when selecting brokers to execute portfolio transactions.

Payment of Expenses. Under both the New Agreement and the Prior Agreement, CBCM is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, the expenses of printing and distributing copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials to prospective investors; the costs of any special Board meetings or shareholder meetings convened for the primary benefit of CBCM, and any costs of liquidating or reorganizing the Fund.

The Fund is responsible for all of its own expenses, except for those specifically assigned to CBCM under both the New Agreement and Prior Agreement, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books; insurance premiums on property or personnel of the Fund which inure to its benefit; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts, and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Management Fees. Both the New Agreement and Prior Agreement contain an identical fee structure based on the Fund’s average daily net asset value.

Duration and Termination. Each of the Prior Agreement and the New Agreement provide that the agreement become effective upon its execution. Both the Prior Agreement and the New Agreement provide that the agreement will continue in effect for a period of two years, unless sooner terminated, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the Board or by the vote of a majority of the outstanding securities of the Fund. Both the Prior Agreement and the New Agreement may be terminated at any time, on 60 days’ prior written notice, by the Fund (by vote of the Board or by the vote of a majority of the outstanding voting securities of the

Funds) without the payment of a penalty, or by CBCM at any time, without the payment of a penalty, upon 60 days’ prior written notice.

Limitation on Liability and Indemnification. Both the New Agreement and the Prior Agreement provide that, in the absence of willful misfeasance, bad faith, gross negligence on the part of the Adviser, or reckless disregard of the obligations or duties imposed on CBCM by the agreement, CBCM will not be subject to liability to the Trust or the Fund for any act or omission in the course of, or connected with, rendering services under the agreement.

Board Recommendation of Approval

At a telephonic meeting held on August 19, 2020 in accordance with COVID-19 related SEC relief with respect to in-person voting requirements, the Board (which is currently comprised of three persons, all of whom are Independent Trustees as defined under the 1940 Act) considered and approved the New Agreement between the Trust, on behalf of each Fund, and the Adviser. At this meeting, the Board received and reviewed information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Prior Agreement and to be provided under the New Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the New Agreement:

Nature, Extent and Quality of Services. In considering the nature, extent, and quality of the services provided by CBCM, the Board reviewed the materials provided by the Adviser describing the application of the Fund’s stated investment strategy, portfolio research process, and third-party vendor oversight and regulatory compliance services provided by the Adviser to the Fund. In addition, the Board considered information describing the personnel responsible for the day-to-day investment and back-office/administrative management of the Fund, the Adviser’s existing and planned staffing levels, and the Adviser’s portfolio management capabilities and concluded that the Adviser’s personnel have the qualifications and expertise to manage the Fund. The Board also considered information regarding the Adviser’s compliance policies and procedures and discussed the quality of the Adviser’s compliance infrastructure. The Board noted that the CCO of the Trust continued to represent that the Adviser’s policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Trustees considered all services provided by the Adviser, including service provider oversight, investment research, and sales and marketing. After a lengthy discussion, during which the Board asked and the Adviser responded to a series of further questions, the Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods, and compliance policies and procedures necessary to perform its duties under the new advisory agreement with respect to the Fund, and they were satisfied with the nature, extent, and quality of services provided by the Adviser under the advisory contract and that the Adviser was providing essential services to the Fund.

Investment Performance. The Trustees reviewed the Fund’s performance under the Adviser’s management. They discussed the reports prepared by Broadridge Financial Solutions (“Broadridge”) and reviewed the performance of the Fund as compared to the MSCI All Country World Index Plus Dividends and the S&P 500 Index Plus Dividends, as well as the Broadridge created peer group over various time periods, including for the one year, three year and five year periods and since the Fund’s inception on July 1, 2009. The Trustees led a thorough discussion related to the investment strategy and performance expectations in the current market, noting the Adviser’s unique strategy and its use of cash.

The Trustees noted that although the Fund had underperformed its benchmark and peer group for one year, three year and five year periods, the Adviser’s goal was to outperform over full market cycles rather than specific year time intervals. The Trustees also considered the Fund’s performance as compared to the Adviser’s privately pooled investments vehicles that apply the same investment approach (and date back to the Adviser’s 2001 inception), which comparison reflects outperformance over a full market cycle. After a detailed discussion of the Fund’s performance, the Board concluded that the overall performance of the Fund was in line with the Fund’s investment strategy and warranted the approval of the new advisory agreement.

Fees and Expenses. With respect to costs and expenses of the services to be provided by the Adviser to the Fund, the Board discussed the fees paid to the Adviser under the new advisory contract, the Fund’s overall expense ratio, and the Fund expenses paid by the Adviser pursuant to the Fund’s expense limitation agreement, including the Adviser’s commitment to renew the expense limitation agreement. They also reviewed the Fund’s advisory fee and overall expenses (and expense ratios) as compared to its peer group as presented in the Broadridge report. They considered the Adviser’s obligation under the expense limitation agreement to cap (through reimbursement to the Fund) operating expenses at 1.49% of the Fund’s average daily net asset values. The Board noted that, while the Fund’s management fee was on the higher end of its Broadridge-defined peer group, the Fund’s overall fee level after the fee waiver was near the median for the same peer group. The Trustees also considered information regarding the management fees charged by the Adviser to its other advisory accounts noting that these other accounts have a slightly higher expense ratio with a 1.50% management fee in addition to their respective operating expenses. The Board discussed the Adviser’s fees extensively. After a robust discussion, the consensus of the Board was that those fees were not unreasonable for the services provided and that the expense cap for the Fund was in the best interest of the shareholders.

Profitability. The Trustees then convened an executive session with the principals of CBCM to consider the Adviser’s financial position and profitability with respect to the Fund and the Adviser’s financial commitment to the Fund based on a review of financial information provided by the Adviser. They also considered other benefits to the Adviser as a result of its relationship with the Fund. The principals of CBCM then left the executive session.

The executive session continued during which the Independent Trustees further discussed the materials provided by the Adviser as well as the expense limitation agreement. The Independent Trustees extensively discussed and considered, among other things, the quality of services provided by the Adviser, the fees charged to the Adviser’s private funds, the Fund’s expense cap, and the Adviser’s profitability. After further discussion, the Trustees concluded that the Adviser’s anticipated profits from its relationship with the Fund were not excessive.

Economies of Scale. The Meeting was then reconvened, and the Trustees considered information and discussed the potential economies of scale and whether the existing fees paid by the Fund to the Adviser might require adjustment in light of any economies of scale. After consideration of the economies of scale, the Trustees determined that no modification of the existing fee level was necessary.

Conclusion. The Board relied upon the advice of counsel, and its own business judgment, in determining the material factors to be considered in evaluating the new advisory agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from CBCM as the Board believed to be reasonably necessary to evaluate the terms of the new advisory agreement, and as assisted by the advice of counsel, the Board, including a majority of the Independent Trustees, determined that (a) the terms of the New Agreement are reasonable; (b) the advisory fee is not unreasonable; and (c) the New Agreement is in the best interests of the Fund and its shareholders. In considering the approval of the New Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the New Agreement was in the best interests of the Fund and its shareholders. Moreover, the Board noted that each

Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the new advisory agreement.

Vote Required

Approval of the New Agreement requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Based on all of the foregoing, the Trustees unanimously recommend that shareholders of the Fund vote FOR the approval of the New Agreement.

PROPOSAL 2

Election of Trustee
Background

On July 17, 2020, Mr. J. Dowe Bynum, a Trustee of the Trust and a principal of CBCM, passed away. Upon Mr. Bynum's passing, he ceased to serve as an Interested Trustee of the Trust. The Board is currently comprised of three (3) Independent Trustees – Charles H. Ogburn, Bruce F. Rogers, and Donald P. Carson. Each of the Independent Trustees was previously elected to serve as Trustees by vote of the shareholders of the Fund at a special meeting of shareholders held on April 22, 2014.

The purpose of this proposal is to elect one (1) new member to serve on the Trust’s Board. In accordance with the Trust’s Agreement and Declaration of Trust, as amended, and By-Laws, the Board set the size of the Board at not fewer than three (3) and no more than twenty-five (25) persons. The Trust’s By-Laws provide for the election of trustees who will serve indefinitely or until such time as his/her successor is elected. It is now proposed that Richard P. Cook (the “Trustee Nominee”) be elected to serve as the Interested Trustee of the Board.

The Board recommends that you vote in favor of the election of Mr. Cook, who has consented to serve the term for which he stands for election. If for any reason Mr. Cook shall become unavailable for election, the vacancy may be filled by the Board of Trustees in accordance with the By-Laws, and the proxy will be voted for the nominee selected by the Board, unless the Board of Trustees determines not to fill such vacancy.

Trustee Nominee

The determination of an interested person is based on the definition in Section 2(a)(19) of the 1940 Act and SEC Release No. IC-24083 (October 14, 1999) providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19). Interested persons include a trustee or officer of the Fund who has a significant or material business or professional relationship with the Fund’s Adviser. Those individuals who are not “interested persons” are disinterested persons, or “Independent Trustees,” for this disclosure.

Mr. Cook is an “interested person” of the Trust, as defined in the 1940 Act, because of his affiliation with the Adviser. The following table provides information about Mr. Cook, including his age,

business address and principal occupation during the past five years, affiliation with the Fund’s Adviser, the length of service to the Fund, and the names of any entities other than the Fund where he holds a position as a trustee or director.

Trustee Name, Age, & Address+	Position(s) held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Trusteeships Held by Trustee During the past 5 Years
Richard P. Cook Year of Birth: 1978	President	Since March 2009	Mr. Cook has been a Principal and Portfolio Manager for CBCM since 2006.	1	None
+Unless otherwise indicated, the address of each Trustee of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.

If elected, Mr. Cook will serve for an indefinite term, or until his successor is elected.

Trustee Nominee Qualifications

The Nominating Committee selects and nominates all candidates for Trustee positions. The Nominating Committee reviews the experience, qualifications, attributes, and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating Committee believes contribute to good governance for the Trust. The Nominating Committee has not developed a formal policy with regards to the diversity of Board membership, but believes that each Trustee and the Trustee Nominee brings a diverse perspective to the Board. The Board has concluded, based on the Trustee Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that the Trustee Nominee is qualified to serve on the Board. The Board believes that the Trustee Nominee’s ability to review critically, evaluate, question, and discuss information provided to him; to interact effectively with the Adviser, other service providers, legal counsel, and independent public accountants; and to exercise effective business judgment in the performance of his duties as Trustee, support this conclusion. The Board does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of an individual Trustees makes him or her each qualified.

The Trust believes that the Trustee Nominee is competent to serve because of his overall merits including: (i) experience, (ii) qualifications, (iii) attributes, and (iv) skills. The following is a brief discussion of the experience, qualifications, attributes, and/or skills that led to the Nominating Committee’s and Board’s conclusion that the individual identified below is qualified to serve as a trustee of the Trust:

Richard P. Cook. Mr. Cook has been a Principal and Portfolio Manager of the Adviser since its inception in 2006. Before forming the Adviser, Mr. Cook managed individual accounts at Cook & Bynum Capital Mgt. LLC, in Birmingham, Alabama from August 2001 to December 2006, which also served as sub-advisor to private investment funds Gullane Capital Partners, LLC and Gullane Capital Partners Encore, LLC from June 2004 to December 2006. Previously, Mr. Cook worked for Tudor Investment

Corporation in Greenwich, Connecticut. Mr. Cook attended Hampden-Sydney College where he graduated summa cum laude in three years with a B.S. in Mathematics, Applied Mathematics, and Economics and was a member of Phi Beta Kappa. Mr. Cook has approximately 20 years of investment management experience.

Current Trustees

The following table is a list of all current Trustees of the Fund; their age, business address, and principal occupation during the past five years; any affiliation with the Fund’s Adviser; the length of service to the Fund; and the names of any entities other than the Fund where they hold a position as a trustee or director.

Trustee Name, Age, & Address+	Position(s) Held with the Trust	Term of Office & Length of Time Served*	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Trusteeships Held by Trustee During the past 5 Years
Independent Trustees^
Charles H. Ogburn Year of Birth: 1955	Trustee	Since May 2010	Mr. Ogburn has been Non-Executive Chairman of the Board of Crawford & Company (an insurance claims management company) since January 1, 2010.	1	Non-Executive Chairman, Crawford & Company
Bruce F. Rogers Year of Birth: 1958	Trustee	Since May 2009	Mr. Rogers has been a Partner with the law firm of Bainbridge, Mims, Rogers & Smith LLP since January 1990.	1	None
Donald P. Carson Year of Birth: 1949	Trustee	Since April 2014	Mr. Carson has been the Managing Director of The Ansley Capital Group LLC and a Principal of Ansley Equity Partners, LLC since 2014. Mr. Carson has been the Principal at both Ansley Securities LLC (broker-dealer) and Don Carson Associates LLC (a financial advisory services firm) since May 2013. Prior to that, Mr. Carson served as President of RFA Management Company LLC from September 2003 to April 2013.	1	None
+ Unless otherwise indicated, the address of each Trustee of the Trust of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
^ Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.
*Each Trustee serves for an indefinite term.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes, and (iv) skills. Mr. Carson has 48 years of commercial banking, investment banking, investment management, real estate management, and tax and estate planning experience. Mr. Carson also currently serves as the principal of a registered broker-dealer firm. Through this experience, Mr. Carson possesses an understanding of the regulatory framework under which investment companies must operate. Mr. Ogburn has over 31 years of experience in the investment management and investment banking industries and possesses an understanding of the regulatory framework under which investment companies must operate. Mr. Rogers has practiced law for over 33 years and also possesses an understanding of the regulatory framework under which investment companies must operate.

Board Leadership Structure and Risk Oversight

The Board is currently comprised of three Independent Trustees. Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees meet in executive session, at least quarterly. The Trust’s Agreement and Declaration of Trust, as amended, and By-Laws designate the responsibilities of the Trustees. The Board’s role is one of oversight rather than day-to-day management of the Fund. The full Board regularly engages in discussions about risk management and receives compliance reports that inform its oversight of risk management from the Fund’s and the Adviser’s Chief Compliance Officer (“CCO”) at quarterly meetings and on an ad hoc basis, when and if necessary. The Trust believes that the full Board provides effective leadership that is in the best interests of the Fund and each shareholder.

Both the Audit Committee and the Nominating Committee are currently comprised of the three Independent Trustees. The Audit Committee considers financial and reporting risk within its areas of responsibility. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

The Adviser reports to the Board on a regular and as-needed basis, on actual and possible risks affecting the Fund. The Adviser reports to the Board on various elements of risk, including investment, credit, liquidity, valuation, operational, and compliance, as well as any overall business risks that could impact the Fund.

The Board has appointed the CCO, who reports directly to the Board and who participates in its regular meetings. In addition, the CCO presents an annual report to the Board in accordance with the Trust’s compliance policies and procedures. The CCO, together with the Trust’s President, Treasurer, and Secretary, regularly discusses risk issues affecting the Fund during Board meetings. The CCO also provides updates to the Board on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board in the event that any material risk issues arise in between Board meetings.

The Board reviews its leadership structure regularly. The Board believes that the structure described above (a) facilitates the orderly and efficient flow of information to the Trustees from the officers of the Trust, the Adviser, and other service providers and (b) facilitates the effective evaluation of the risks and other issues, including conflicts of interest, that may impact the Fund. The Board believes that the orderly and efficient flow of information and the ability of the Board to bring each Trustee’s experience and skills to bear in overseeing the Trust’s operations are important given the characteristics and circumstances of the Trust. For these reasons, the Board of believes that its leadership structure is appropriate.

Committees

The Board has formed an Audit Committee to (a) oversee the Fund’s accounting and financial reporting policies and practices and its internal controls; (b) oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and (c) act as a liaison between the Fund’s independent auditors and the full Board. The Audit Committee has adopted a charter to govern such activities. The members of the Audit Committee are: Charles H. Ogburn, Bruce F. Rogers, and Donald P. Carson.

As noted above, the Board has formed a Nominating Committee. The Nominating Committee will recommend nominees to the Board for election and periodically review the composition of the Board. The Nominating Committee does not have a policy regarding the consideration of nominees recommended by security holders; however, will consider any such recommendations on an individual basis. The members of the Nominating Committee are: Charles H. Ogburn, Bruce F. Rogers, and Donald P. Carson.

Trustee Ownership of Fund Shares

As of December 31, 2019, the Trustees and Officers (and their affiliates) owned 3.41% of the outstanding shares of the Fund.

The following table sets forth the aggregate dollar range of equity securities owned by each current trustee and trustee nominee as of December 31, 2019:

Name of Trustee or Trustee Nominee	Dollar Range of Fund Shares Held in the Fund	Aggregate Dollar Range in all Registered Funds Overseen by Trustee in Cook & Bynum Family of Investment Companies
Charles H. Ogburn	Over $100,000	Over $100,000
Bruce F. Rogers	Over $100,000	Over $100,000
Donald P. Carson	$50,001 - $100,000	$50,001 - $100,000
Richard P. Cook	Over $100,000	Over $100,000

Trustee Interest in Adviser or Affiliates

As of December 31, 2019, neither the Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act nor members of their immediate family, own securities beneficially or of record in the Adviser or any affiliate of the Adviser. Additionally, as of December 31, 2019, neither the Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, have direct or indirect interest in the Adviser or any of their affiliates, the value of which exceeds $120,000, and have not had such an interest during the past five years and are not currently expected to have such an interest at any point in the future.

Trustee Interest in Any Material Transactions with Adviser or Affiliates

During the two most recently completed calendar years, neither the Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser or any affiliate of the Adviser were a party.

Additional Officers of the Trust

The Trust’s officers, who are chosen by and accountable to the Board, handle the day-to-day operation of the Fund.

The following table is a list of the additional officers of the Fund; their age, business address and principal occupation during the past five years; length of service to the Fund; and the names of any entities other than the Fund where they hold a position as a trustee or director.

Name, Age and Address+	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years
David A. Hobbs Year of Birth: 1977	Vice President, Treasurer, and Principal Financial Officer	Mr. Hobbs has served as a Vice President of the Trust since January 2011. He serves as Treasurer and Principal Financial Officer of the Trust as of January 2020.	Since May 2010, Mr. Hobbs has served as a Principal and President of CBCM.
Amanda S. Pridgen Year of Birth: 1983	Secretary, Chief Compliance Officer, and Anti-Money Laundering Officer	Mrs. Pridgen serves as Secretary, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust as of January 2020.	Mrs. Pridgen joined CBCM in 2014.
+ Unless otherwise indicated, the address of each Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.

Trustee Compensation

During the fiscal year ended September 30, 2019, each Trustee who is not an “interested person” of the Fund (i.e., an “Independent Trustee”) received an annual retainer of $10,000 with an additional $2,500 paid to the Chairman of the Audit Committee. All Trustees are permitted reimbursement for any out-of-pocket expenses incurred in connection with attendance at meetings.

Name of Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund's Expense	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustee
Charles H. Ogburn*^	$12,500	$0	$0	$12,500
Bruce F. Rogers*	$10,000	$0	$0	$10,000
Donald P. Carson*	$10,000	$0	$0	$10,000
* Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.
^ Designated Chairman of the Audit Committee

Meetings

During the fiscal year ended September 30, 2019, the Board held four meetings, the Nominating Committee held one meeting and the Audit Committee held four meetings. Members of the various committees are listed above in this Proxy Statement. All Fund Trustees had an individual attendance record of at least 75% at all meetings of the Board and all meetings of committees of which they are members (on a combined basis).

Vote Required

The qualified nominee receiving the highest number of votes cast by the shareholders entitled to vote at the Meeting at which quorum is present, up to the highest number of Trustees to be elected, shall be elected. This means that the Trustee Nominee receiving the most votes will be elected as Trustee.

Based on all of the foregoing, the Trustees unanimously recommend that shareholders of the Fund vote FOR election of the Trustee Nominee.

ADDITIONAL INFORMATION ABOUT THE FUND

Distributor

Pursuant to a distribution agreement, Foreside Financial Services, LLC (the “Distributor”), serves as the Fund’s distributor. The principal offices of the Distributor are located at Three Canal Plaza, Suite 100, Portland, ME 04101.

Administrator

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), with principal offices at 615 East Michigan Street, Milwaukee, WI 53202, serves as administrator and fund accountant to the Fund. As administrator, Fund Services has agreed to: compile data for and prepare notices and semi-annual reports to the SEC; calculate the Fund’s daily NAV; prepare any reports that are required by the securities, investment, tax, or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate U.S. federal and state tax returns; monitor the Fund’s expense accruals; monitor compliance with the Fund’s investment policies and limitations; and generally assist in the Fund’s operations.

Custodian

U.S. Bank N.A., 777 East Wisconsin Ave., Milwaukee, WI 53202, acts as custodian for the Fund.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd. (“Cohen”), 151 N. Franklin Street, Suite 575, Chicago, IL 60606, was engaged as the independent registered public accounting firm for the Fund for the fiscal year ended September 30, 2019, and has been selected as the independent public accounting firm for the fiscal year ending September 20, 2020. Representatives of Cohen will not be present at the Meeting.

Audit Fees. The aggregate fees billed for each of the last three fiscal years (the “Reporting Periods”) for professional services rendered by Cohen for the audit of the Fund’s annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows:

Fiscal Year Ended	Audit Fees
September 30, 2019	$15,000
September 30, 2018	$14,500
September 30, 2017	$14,500

Audit-Related Fees. There were no audit-related services provided or fees billed by Cohen during the Reporting Periods.

Tax Fees. The aggregate fees billed to the Fund in the Reporting Periods for professional services rendered by Cohen for tax compliance, tax advice, and tax planning (“Tax Services”) were as follows:

Fiscal Year Ended	Tax Fees
September 30, 2019	$3,500
September 30, 2018	$3,000
September 30, 2017	$3,000

All Other Fees. There were no other fees billed in the reporting periods for products and services provided by Cohen to the Fund, or services provided to service affiliates other than the services reported above.

Pre-Approval of Certain Services. The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Fund, including services provided to any entity affiliated with the Fund. All of the principal accountant’s hours spent on auditing the Fund’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

Non-Audit Fees Paid by the Adviser and Its Affiliates. Neither the Adviser nor any of its affiliates paid any non-audit fees for services rendered by Cohen to the Fund or to the Adviser (and any other controlling entity, etc.– not to any sub-adviser) for Reporting Periods.

Other Business

The Board does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying Proxy Card will vote thereon in accordance with their judgment.

Unless otherwise required by the 1940 Act or SEC rules and regulations, the Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting.

Cost and Solicitation of Proxies

Proxies will be solicited by the Fund primarily by mail. The costs of the proxy solicitation process, which are estimated to be $11,500 will be paid by the Adviser. Additional solicitation may be made by mail, personal interview, or telephone by AST, a proxy solicitation firm. Although it is not anticipated, the solicitation may also include telephone, e-mail, or other personal contact by certain officers or employees of the Fund or the Adviser, none of whom will be paid for these services.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate Proxy Cards. If you would like to receive a separate copy of the Proxy Statement or Annual or Semi-Annual Reports to shareholders, please call 1-877-839-2629 or write to the Cook & Bynum Fund c/o U.S. Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-877-839-2629 or write to the Cook & Bynum Fund c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Voting Procedures

Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. There is no cumulative voting in the election of Trustees. You may vote part of your shares in favor of a Proposal and abstain from voting the remaining part, or vote the remaining part against the Proposal. However, if you do not specify the number of shares you are voting affirmatively (i.e., for the Proposal), it will be presumed that the approving vote is with respect to all your shares.

You can vote by mail, on the internet in accordance with the instructions on the enclosed Proxy Card, by phone by calling the phone number found on your proxy card, or in person at the Meeting.

You may revoke your proxy at any time before it is exercised by sending a written revocation to the Trust, by properly executing and delivering a later-dated proxy, or by attending the meeting and voting in person. Attendance at the meeting alone, however, will not revoke the proxy.

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions). Abstentions and broker non-votes will be treated as votes present for purposes of determining a quorum, but will not be treated as votes cast. Abstentions and broker non-votes will, therefore, have the same effect as a vote “against” the Proposal.

Quorum Requirement

In order to transact business at the Meeting, a quorum must be present. Under the Trust’s By-Laws, a quorum is present if the holders of at least thirty-three and one third percent (33 1/3%) of the shares outstanding and entitled to vote as of the Record Date are represented at the Meeting either in person or by proxy. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present. The absence of quorum for action on one proposal will not prevent action on another proposal if a quorum is present with respect to such other proposal.

Adjournment

If a quorum is not present, the Meeting may be adjourned to a later date by a majority of the votes cast by those shareholders present in person or by proxy, or by the chairman of the Meeting to permit further solicitation of proxies with respect to the Proposal. Notice of any such adjournment is not required unless a new Record Date is set or the date of the new Meeting is more than one hundred and eighty (180) days from the Record Date set for the original Meeting.

Outstanding Shares

The number of shares of the Fund issued and outstanding on the Record Date was [ ].

Fund Shares Owned by Certain Beneficial Owners

As of December 31, 2019, the following shareholders owned 5% or more of the outstanding shares of the Fund as listed below:

Name	Percentage Interest	Type of Ownership
Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	65.94%	Record
National Financial Services LLC 499 Washington Blvd. 4th Fl. Jersey City, NJ 07310-1995	15.79%	Record

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

Shareholder Communication with Board Members

Shareholders may, at any time, communicate in writing with any particular Trustee or Trustees as a group who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act, by sending such written communications to the Fund at 2830 Cahaba Road, Birmingham, AL 35223. Copies of written communications received at such address will be provided to the relevant Trustee or Trustees as a group unless such communications are considered, in the reasonable judgment of the Fund, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, solicitations or communications that do not relate directly or indirectly to the Fund or communications that relate to improper or irrelevant topics.

ALL SHAREHOLDERS ARE REQUESTED TO SIGN AND MAIL PROXIES OR VOTE VIA TELEPHONE OR THE INTERNET PROMPTLY.

By Order of the Board of Trustees,

David A. Hobbs
Vice President
Cook & Bynum Funds Trust

APPENDIX A

Nominating Committee Charter
Nominating Committee Membership

The Nominating Committee (“Committee”) of the Cook & Bynum Funds Trust (the “Trust”) shall be composed entirely of Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (“Independent Trustees”) and will be comprised of one or more of such Independent Trustees. The officers of Cook & Bynum Capital Management, LLC (“Adviser”), although not members of the committee, may nonetheless be candidates for the Board of Trustees of the Trust (“Board”).

Board Nominations and Functions

1.The Committee shall make nominations for Independent Trustee membership on the Board. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Adviser and other principal service providers. The Committee shall give recommendations provided by the Adviser the same consideration as any other candidate. Persons selected must not be an “interested person” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the Adviser or the other principal service providers. In determining nominees’ qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board.

2.The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

Independence of Counsel to the Independent Trustees

1.The Committee shall consider and review, at least annually, the independence of outside counsel, if any, to the Independent Trustees of the Trust and the basis of the determination must be included in the minutes of the appropriate meeting of the Board.

Other Powers and Responsibilities

1.The Committee shall periodically review Board governance procedures and recommend any appropriate changes to the full Board of Trustees.

2.The Committee shall normally meet annually and is empowered to hold special meetings as circumstances require.

3.The Committee shall review this Charter at least annually and recommend any changes to the full Board.

Adopted May 19, 2009

Exhibit A
FORM OF INVESTMENT MANAGEMENT AGREEMENT

Investment Management Agreement (the “Agreement”), executed as of [date], 2020 between the COOK & BYNUM FUNDS TRUST, a Delaware business trust (the “Trust”), on behalf of its The Cook & Bynum Fund (the “Fund”), and COOK & BYNUM CAPITAL MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust and the Adviser previously entered into that certain Investment Management Agreement, executed as of May 26, 2009 (as amended, restated or otherwise modified from time to time, the “Prior Investment Management Agreement”), which such Prior Investment Management Agreement terminated in accordance with its terms as of July 17, 2020;

WHEREAS, the Trust and the Adviser previously entered into that certain Interim Investment Management Agreement, executed as of July 28, 2020, effective as of July 17, 2020 (as amended, restated or otherwise modified from time to time, the “Interim Investment Management Agreement”), which such Interim Investment Management Agreement shall terminate as of the effective date of this Agreement; and

WHEREAS, this Agreement replaces the terminated Prior Investment Management Agreement and the Interim Investment Management Agreement in their entirety.

NOW THEREFORE, in consideration of the mutual covenants herein contained, it is agreed as follows:

1.SERVICES TO BE RENDERED BY ADVISER TO THE TRUST.

a.Subject always to the control of the Trustees of the Trust and to such policies as the Trustees may determine, the Adviser will, at its expense, (i) furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of its portfolio securities and (ii) furnish office space and equipment, provide bookkeeping and clerical services (excluding determination of net asset value, shareholder accounting services and fund accounting services) and pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Adviser. In the performance of its duties, the Adviser will comply with the provisions of the Agreement and Declaration of Trust and By-laws of the Trust and the Fund’s stated investment objective, policies and restrictions.

b.In placing orders for the portfolio transactions of the Fund, the Adviser will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Adviser shall consider all factors it deems relevant, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Subject to such policies as the Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.

c.Subject to the provisions of the Agreement and Declaration of Trust of the Trust and the Investment Company Act of 1940, the Adviser, at its expense, may select and contract with investment consultants or sub-advisers (the “Consultants” or “Sub-Advisers,” as applicable) for the Fund. The Adviser will compensate any Consultant or Sub-Adviser of the Fund for its services to the Fund. The Adviser may terminate the services of the Consultant or Sub-Adviser at any time in its sole discretion and shall at such time assume the responsibilities of such Consultant or Sub-Adviser unless and until a successor Consultant or Sub-Adviser is selected.

d.The Adviser shall not be obligated under this Agreement to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Adviser pursuant to this Section 1 other than as provided in Section 3.

2.OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a partner, shareholder, director, officer or employee of, or be otherwise interested in, the Adviser, and in any person controlling, controlled by or under common control with the Adviser, and that the Adviser and any person controlling, controlled by or under common control with the Adviser may have an interest in the Trust. It is also understood that the Adviser and persons controlling, controlled by or under common control with the Adviser have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.COMPENSATION TO BE PAID BY THE FUND TO THE ADVISER.

The Fund will pay to the Adviser as compensation for the Adviser’s services rendered, for the facilities furnished and for the expenses borne by the Adviser pursuant to Section 1, a fee, computed and paid monthly at the annual rate of 1.49% of the Fund’s average daily net asset value. Such average daily net asset value of the Fund shall be determined by taking an average of all of the determinations of such net asset value during such month while this Agreement is in effect. Such fee shall be payable for each month within five (5) business days after the end of such month.

In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale, the compensation due the Adviser for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Adviser may, by written notice to the Trust, voluntarily declare to be effective with respect to the Fund, subject to such terms and conditions as the Adviser may prescribe in such notice, the compensation due the Adviser shall be reduced, and, if necessary, the Adviser shall bear the Fund’s expenses to the extent required by such expense limitation.

If the Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Agreement shall not be amended unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Adviser.

5.EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

a.Either party hereto may at any time terminate this Agreement by not more than sixty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

b.If (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

Action by the Trust under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

6.CERTAIN DEFINITIONS.

For the purposes of this Agreement, the “affirmative vote of a majority of the outstanding shares” of the Fund means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Agreement, the terms “affiliated person,” “control,” “interested person” and “assignment” shall have their respective meanings defined in the Investment Company Act of 1940 and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; and the phrase “specifically approve at least annually” shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

7.NONLIABILITY OF ADVISER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be subject to any liability to the Trust, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder.

8.EXERCISE OF VOTING RIGHTS.

Except as instructed otherwise by the Trustees of the Trust, the Adviser shall at its discretion exercise or procure the exercise of any voting right attaching to investments of the Fund.

[Signature Page Follows]

IN WITNESS WHEREOF, the COOK & BYMUM FUNDS TRUST and COOK & BYNUM CAPITAL MANAGEMENT, LLC have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.
COOK & BYNUM FUNDS TRUST

By: Name: [David A. Hobbs]
Title: [Vice President]
COOK & BYNUM CAPITAL MANAGEMENT, LLC

By: Name: [Richard Cook]
Title: [Principal]

PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE
PROXY VOTING OPTIONSCONTROL NUMBER 12345678910 SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPSETTING PURPOSES ONLY*** THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES. The Cook and Bynum FundPROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 5, 2020 The undersigned, revoking prior proxies, hereby appoints David A. Hobbs and Amanda S. Pridgen, as proxy of the undersigned, to vote all the shares of The Cook & Bynum Fund (the “Fund”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 2830 Cahaba Road, Birmingham, AL 35223 at 3:00 pm Central Time on November 5, 2020 (the “Meeting”), and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon any other business that may properly come before the Meeting and any and all adjournments thereof. The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.
Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-877-732-3612. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 5, 2020. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/cookandbynum/docs/2020.pdfYOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY4. By PHONE with a live operator when you call toll-free 1-877-732-3612 Monday through Friday 9 a.m. to 10 p.m. Eastern time3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line2. ONLINE at vote.proxyonline.com using your proxy control number found below2. ONLINE at vote.proxyonline.com using your proxy control number found below1. MAIL your signed and voted proxy back in the postage paid envelope providedThe Cook and Bynum Fund A series of the Cook & Bynum Funds Trust YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.
THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:
To approve a new investment advisory agreement between Cook & Bynum Capital Management, LLC and the Cook & Bynum Funds Trust on behalf of the Cook & Bynum Fund; To approve the election of Richard P. Cook to the Board of Trustees of the Cook & Bynum Funds Trust. FOR AGAINST ABSTAIN FOR AGAINST WITHHOLD THANK YOU FOR VOTING